UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

NantKwest, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37507	43-1979754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3530 John Hopkins Court San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 633-0300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

As previously announced, on December 21, 2020, NantKwest, Inc., a Delaware corporation (“NantKwest”), ImmunityBio, Inc., a Delaware corporation (“ImmunityBio”), and Nectarine Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of NantKwest (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for, under the terms and subject to the conditions contained therein, the merger of Merger Sub with and into ImmunityBio (the “Merger”), with ImmunityBio surviving the Merger as a direct wholly owned subsidiary of NantKwest. The Merger Agreement was approved and adopted by the Board of Directors of NantKwest, acting upon the unanimous recommendation of a special committee of independent and disinterested directors of NantKwest (the “Special Committee”). On February 2, 2021, NantKwest filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”) with respect to the special meeting (the “NantKwest Special Meeting”) of NantKwest’s stockholders scheduled to be held on March 8, 2021 in connection with the Merger.

Litigation Related to the Merger

In connection with the Merger Agreement, seven complaints have been filed as individual actions in United States District Courts. Three complaints have been filed in the United States District Court for the District of Delaware against NantKwest and its directors and are captioned Hargett v. NantKwest, Inc., et al., 1:21-cv-00197 (filed February 11, 2021) (the “Hargett Complaint”), Franchi v. NantKwest, Inc., et al., 1:21-cv-00218 (filed February 16, 2021) (the “Franchi Complaint”), and Gross v. NantKwest, Inc., et al., 1:21-cv-00223 (filed February 17, 2021) (the “Gross Complaint”). One complaint has been filed in the United States District Court for the Southern District of New York and is captioned Leaman v. NantKwest, Inc., et al., 1:21-cv-01351 (filed February 16, 2021) (the “Leaman Complaint”). Two complaints has been filed in the United States District Court for the Southern District of California and are captioned Weiss v. NantKwest, Inc., et al., 3:21-cv-00280 (filed February 16, 2021) (the “Weiss Complaint”) and Carlisle v. NantKwest, Inc., et al., 3:21-cv-00304 (filed February 19, 2021) (the “Carlisle Complaint”). One complaint has been filed in the United States District Court for the Eastern District of New York and is captioned Shenk v. NantKwest, Inc., et al., 1:21-cv-00871 (filed February 18, 2021) (the “Shenk Complaint,” and collectively with the Hargett Complaint, the Franchi Complaint, the Gross Complaint, the Leaman Complaint, the Weiss Complaint, and the Carlisle Complaint, the “Merger Actions”). The Hargett Complaint and the Gross Complaint also bring claims against ImmunityBio, and Merger Sub. The Merger Actions generally allege that the Definitive Proxy Statement filed with the SEC on February 2, 2021 misrepresents and/or omits certain purportedly material information relating to financial projections, analysis performed by the financial advisor to NantKwest’s Special Committee, alleged past engagements of the Special Committee’s financial advisor and industry consultant, and the terms of the engagement of such consultant. The Merger Actions assert violations of Sections 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder against all defendants and violations of Section 20(a) of the Exchange Act against NantKwest’s directors. The Merger Actions seek, among other things, an injunction enjoining the stockholder vote on the Merger and the consummation of the Merger unless and until certain additional information is disclosed to NantKwest’s stockholders, costs of the action, including plaintiffs’ attorneys’ fees and experts’ fees, and other relief the Court may deem just and proper. NantKwest cannot predict the outcome of the Merger Actions. NantKwest believes the Merger Actions are without merit and NantKwest and the individual defendants intend to vigorously defend against the Merger Actions and any subsequently filed similar actions. If additional similar complaints are filed, absent new or significantly different allegations, NantKwest will not necessarily disclose such additional filings.

Forward Looking Statements

This communication contains forward-looking statements relating to the proposed transaction involving NantKwest and ImmunityBio, including statements as to the expected timing, completion and effects of the proposed transaction. Statements in this communication that are not statements of historical fact are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipates,” “believes,” “continues”, “could”, “estimates,” “expects,” “intends,” “may,” “plans,” “potential”, “predicts”, “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. These forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of NantKwest’s management and ImmunityBio’s management as well as assumptions made by and information currently available to NantKwest and ImmunityBio. Such statements reflect the current views of NantKwest and ImmunityBio with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about NantKwest and ImmunityBio, including, without limitation, (i) inability to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived, (ii) uncertainty as to the timing of completion of the proposed transaction, (iii) potential adverse effects or changes to relationships with employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction, (iv) the outcome of any legal proceedings that may be instituted against the parties and others related to the potential transaction between NantKwest and ImmunityBio, (v) possible disruptions from the proposed transaction that could harm NantKwest’s or ImmunityBio’s respective business, including current plans and operations, (vi) unexpected costs, charges or expenses resulting from the proposed transaction, (vii) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction, including the possibility that the expected synergies and value creation from the proposed transaction will not be realized or will not be realized within the expected time period, (viii) the ability of each of NantKwest or ImmunityBio to continue its planned preclinical and clinical development of its respective development programs, and the timing and success of any such continued preclinical and clinical development and planned regulatory submissions, (ix) inability to retain and hire key personnel, and (x) the unknown future impact of the COVID-19 pandemic delay on certain clinical trial milestones and/or NantKwest’s or ImmunityBio’s operations or operating expenses. More details about these and other risks that may impact NantKwest’s business are described under the heading “Risk Factors” in NantKwest’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and in subsequent filings made by NantKwest with the SEC, which are available on the SEC’s website at www.sec.gov. NantKwest and ImmunityBio caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. NantKwest and ImmunityBio do not undertake any duty to update any forward-looking statement or other information in this communication, except to the extent required by law.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the proposed transaction, NantKwest filed with the SEC a registration statement on Form S-4 (the “registration statement”), which included a prospectus and joint proxy / solicitation statement of NantKwest and ImmunityBio (the “solicitation statement/prospectus”). The registration statement was declared effective on February 1, 2021 and the solicitation statement/prospectus was first mailed to stockholders of NantKwest on or about February 5, 2021. NantKwest may also file other documents regarding the proposed transaction with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is not intended to be, and is not, a substitute for such filings or for any other document that NantKwest may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND SOLICITATION STATEMENT / PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement and solicitation statement/prospectus and other documents once they are filed with the SEC by NantKwest through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders are able to obtain free copies of the prospectus and other documents filed with the SEC on NantKwest’s website at www.ir.nantkwest.com.

Participants in the Solicitation

NantKwest and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of NantKwest in connection with the proposed transaction under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of directors and executive officers of NantKwest in NantKwest’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 24, 2020, and the definitive proxy statement, which was filed with the SEC on February 2, 2021, as well as its other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the registration statement, solicitation statement / prospectus and other relevant materials to be filed with the SEC by NantKwest regarding the proposed transaction (if and when they become available). You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC will also be available free of charge from NantKwest using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NantKwest, Inc.

Date: February 25, 2021	By:	/s/ Sonja Nelson
Sonja Nelson
Chief Financial Officer